UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 19, 2009

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, SC	29606
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure

Southern First Bancshares, Inc. is hereby furnishing a slide presentation posted on the company's website in connection with the Annual Shareholders' meeting on May 19, 2009.  The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed.  Accordingly, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by Southern First Bancshares under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Southern First Bancshares that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of Southern First Bancshares or any of its affiliates.

The information in Item 7.01 and Exhibit 99.1 of  Item 9.01 contains projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc.  These forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Greenville First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the Annual report on Form 10-K and other required filings.  Southern First assumes no duty to update the forward-looking statements made in this presentation.

ITEM 9.01   Financial Statements and Exhibits

      (c)       Exhibits:  The following exhibits are filed as part of this report:

 Exhibit

 Number    Description

 99.1       Slide presentation posted on the company's website in connection with the Annual Shareholders' meeting held on May 19, 2009.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FIRST BANCSHARES, INC.

By: /s/ James M. Austin, III Name James M. Austin, III Title: Chief Financial Officer

Dated: May 20, 2009

EXHIBIT INDEX

Exhibit

Number     Description

99.1            Slide presentation given by certain executive officers of Greenville First Bancshares at the Annual Shareholders’ meeting held on May 19, 2009.